Exhibit 99.3

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales
Bio Pharmaceuticals	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987					4%	4%	-5%	-5%
US Pharmaceuticals	2,451	2,610	5,061	2,695	7,756	2,809	10,565	2,766	2,974	5,740					14%	13%	N/A	N/A
CV/Metabolics	1,407	1,483	2,890	1,517	4,407	1,552	5,959	1,554	1,699	3,253					15%	13%	N/A	N/A
Oncology/Virology	619	633	1,252	641	1,893	655	2,548	627	638	1,265					1%	1%	N/A	N/A
Neuroscience	352	407	759	440	1,199	497	1,696	486	520	1,006					28%	33%	N/A	N/A
Immunoscience	73	87	160	97	257	105	362	99	117	216					34%	35%	N/A	N/A
Intercon Pharmaceuticals	384	401	785	411	1,196	385	1,581	309	341	650					-15%	-17%	-12%	-13%
EMAP Pharmaceuticals	398	436	834	437	1,271	437	1,708	379	420	799					-4%	-4%	-7%	-8%
Europe Pharmaceuticals	933	996	1,929	935	2,864	886	3,750	827	883	1,710					-11%	-11%	-15%	-14%
Mead Johnson	703	728	1,431	744	2,175	707	2,882	693	719	1,412					-1%	-1%	-6%	-7%
Continuing Operations	4,891	5,203	10,094	5,254	15,348	5,249	20,597	5,015	5,384	10,399					3%	3%	-5%	-5%
Discontinued Operations	308	330	638	127	765	5	770	—	—	—					-100%	-100%	—	—
Total Company	$5,199	$5,533	$10,732	$5,381	$16,113	$5,254	$21,367	$5,015	$5,384	$10,399					-3%	-3%	-5%	-5%

	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
% of Total Sales
Bio Pharmaceuticals	80.6%	80.9%	80.7%	83.8%	81.8%	86.4%	82.9%	86.2%	86.6%	86.4%					570	570
US Pharmaceuticals	47.2%	47.2%	47.2%	50.1%	48.1%	53.5%	49.4%	55.2%	55.2%	55.2%					800	800
CV/Metabolics	27.1%	26.8%	26.9%	28.2%	27.4%	29.5%	27.9%	31.0%	31.5%	31.3%					470	440
Oncology/Virology	11.9%	11.4%	11.7%	11.9%	11.7%	12.5%	11.9%	12.5%	11.8%	12.1%					40	40
Neuroscience	6.8%	7.4%	7.1%	8.2%	7.4%	9.5%	7.9%	9.7%	9.7%	9.7%					230	260
Immunoscience	1.4%	1.6%	1.5%	1.8%	1.6%	2.0%	1.7%	2.0%	2.2%	2.1%					60	60
Intercon Pharmaceuticals	7.4%	7.2%	7.3%	7.6%	7.4%	7.3%	7.4%	6.2%	6.3%	6.3%					(90)	(100)
EMAP Pharmaceuticals	7.7%	7.9%	7.8%	8.1%	7.9%	8.3%	8.0%	7.6%	7.8%	7.7%					(10)	(10)
Europe Pharmaceuticals	17.9%	18.0%	18.0%	17.4%	17.8%	16.9%	17.6%	16.5%	16.4%	16.4%					(160)	(160)
Mead Johnson	13.5%	13.1%	13.3%	13.8%	13.5%	13.5%	13.5%	13.8%	13.4%	13.6%					30	30
Continuing Operations	94.1%	94.0%	94.0%	97.6%	95.3%	99.9%	96.4%	100.0%	100.0%	100.0%					600	600
Discontinued Operations	5.9%	6.0%	6.0%	2.4%	4.7%	0.1%	3.6%	—	—	—					(600)	(600)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2009

($ in millions)

QUARTER-TO-DATE

CONTINUING OPERATIONS

	US*	Non-US*	Total
Price Increases/(Decreases)	6%	2%	4%
Foreign Exchange	—	-12%	-5%
Volume	6%	3%	4%

Total Change	12%	-7%	3%

Total 2009 Period to Date Sales	$3,247	$2,137	$5,384
Total 2008 Period to Date Sales	$2,898	$2,305	$5,203

BIO PHARMACEUTICALS

	US	Non-US	Total
Price Increases/(Decreases)	7%	—	4%
Foreign Exchange	—	-13%	-5%
Volume	6%	4%	5%

Total Change	13%	-9%	4%

Total 2009 Period to Date Sales	$2,977	$1,688	$4,665
Total 2008 Period to Date Sales	$2,625	$1,850	$4,475

MEAD JOHNSON

			Total
Price Increases/(Decreases)			4%
Foreign Exchange			-6%
Volume			1%

Total Change			-1%

Total 2009 Period to Date Sales			$719
Total 2008 Period to Date Sales			$728

*	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2009

($ in millions)

YEAR-TO-DATE

CONTINUING OPERATIONS

	US*	Non-US*	Total
Price Increases/(Decreases)	6%	2%	4%
Foreign Exchange	—	-12%	-5%
Volume	5%	3%	4%

Total Change	11%	-7%	3%

Total 2009 Period to Date Sales	$6,278	$4,121	$10,399
Total 2008 Period to Date Sales	$5,645	$4,449	$10,094

BIO PHARMACEUTICALS

	US	Non-US	Total
Price Increases/(Decreases)	7%	—	4%
Foreign Exchange	—	-13%	-5%
Volume	6%	3%	5%

Total Change	13%	-10%	4%

Total 2009 Period to Date Sales	$5,761	$3,226	$8,987
Total 2008 Period to Date Sales	$5,084	$3,579	$8,663

MEAD JOHNSON

			Total
Price Increases/(Decreases)			6%
Foreign Exchange			-7%
Volume			—

Total Change			-1%

Total 2009 Period to Date Sales			$1,412
Total 2008 Period to Date Sales			$1,431

*	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

$( in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015	$5,384	$10,399					3%	3%

Cost of products sold	1,570	1,670	3,240	1,634	4,874	1,522	6,396	1,413	1,461	2,874					-13%	-11%
Marketing, selling and administrative	1,134	1,165	2,299	1,208	3,507	1,285	4,792	1,064	1,077	2,141					-8%	-7%
Advertising and product promotion	319	420	739	362	1,101	449	1,550	324	400	724					-5%	-2%
Research and development	782	826	1,608	834	2,442	1,143	3,585	923	829	1,752					0%	9%
Acquired in-process research and development	—	32	32	—	32	—	32	—	—	—					-100%	-100%
Provision for restructuring, net	11	30	41	26	67	151	218	27	20	47					-33%	15%
Litigation expense, net	—	2	2	30	32	1	33	104	28	132					*	*
Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)	(150)	(296)					—	-6%
Gain on sale of Imclone shares	—	—	—	—	—	(895)	(895)	—	—	—					—	—
Other (income)/expense, net	32	(13)	19	169	188	(156)	32	(78)	(22)	(100)					69%	*
Total expenses	3,684	3,982	7,666	4,099	11,765	3,361	15,126	3,631	3,643	7,274					-9%	-5%

Earnings from Continuing Operations Before Income Taxes	$1,207	$1,221	$2,428	$1,155	$3,583	$1,888	$5,471	$1,384	$1,741	$3,125					43%	29%
Provision for income taxes	330	258	588	308	896	424	1,320	463	443	906					72%	54%
Net Earnings from Continuing Operations	$877	$963	$1,840	$847	$2,687	$1,464	$4,151	$921	$1,298	$2,219					35%	21%

Net Earnings from Discontinued Operations	14	42	56	1,990	2,046	46	2,092	—	—	—					-100%	-100%

Net Earnings	$891	$1,005	$1,896	$2,837	$4,733	$1,510	$6,243	$921	$1,298	$2,219					29%	17%
Net Earnings Attributable to Noncontrolling Interest	230	241	471	259	730	266	996	283	315	598					31%	27%
Net Earnings Attributable to Bristol-Myers Squibb Company	$661	$764	$1,425	$2,578	$4,003	$1,244	$5,247	$638	$983	$1,621					29%	14%

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$647	$722	$1,369	$588	$1,957	$1,198	$3,155	$638	$983	$1,621					36%	18%
Contingently convertible debt interest expense and dividends attributable to unvested shares	4	—	5	(9)	(3)	(5)	(6)	(5)	(6)	(9)					—	*
Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$651	$722	$1,374	$579	$1,954	$1,193	$3,149	$633	$977	$1,612					35%	17%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share** - Continuing Operations	$0.32	$0.36	$0.68	$0.29	$0.98	$0.60	$1.58	$0.32	$0.49	$0.81					36%	19%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share** - Discontinued Operations	0.01	0.02	0.03	0.99	1.02	0.02	1.04	—	—	—					-100%	-100%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share**	$0.33	$0.38	$0.71	$1.28	$2.00	$0.62	$2.62	$0.32	$0.49	$0.81					29%	14%

Average Common Shares Outstanding - Diluted	2,006	2,006	2,005	2,002	2,004	1,980	1,999	1,981	1,983	1,982					-1%	-1%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.31	$1.24	$0.31	$0.31	$0.62					—	—

	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
% of Net Sales
Gross Margin	67.9%	67.9%	67.9%	68.9%	68.2%	71.0%	68.9%	71.8%	72.9%	72.4%					500	450

Cost of products sold	32.1%	32.1%	32.1%	31.1%	31.8%	29.0%	31.1%	28.2%	27.1%	27.6%					(500)	(450)
Marketing, selling and administrative	23.2%	22.4%	22.8%	23.0%	22.8%	24.5%	23.3%	21.2%	20.0%	20.6%					(240)	(220)
Advertising and product promotion	6.5%	8.1%	7.3%	6.9%	7.2%	8.6%	7.5%	6.5%	7.4%	7.0%					(70)	(30)
Research and development	16.0%	15.9%	15.9%	15.9%	15.9%	21.8%	17.4%	18.4%	15.4%	16.8%					(50)	90
Acquired in-process research and development	—	0.6%	0.3%	—	0.2%	—	0.2%	—	—	—					(60)	(30)
Total expenses	75.3%	76.5%	75.9%	78.0%	76.7%	64.0%	73.4%	72.4%	67.7%	69.9%					(880)	(600)

Earnings from Continuing Operations Before Income Taxes	24.7%	23.5%	24.1%	22.0%	23.3%	36.0%	26.6%	27.6%	32.3%	30.1%					880	600
Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	13.2%	13.9%	13.6%	11.2%	12.8%	22.8%	15.3%	12.7%	18.3%	15.6%					440	200

Other Ratios
Effective Tax Rate	27.3%	21.1%	24.2%	26.7%	25.0%	22.5%	24.1%	33.5%	25.4%	29.0%					430	480

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Other (Income)/Expense, net
Interest expense	$73	$80	$153	$84	$237	$73	$310	$52	$42	$94					-48%	-39%
Interest income	(43)	(31)	(74)	(37)	(111)	(19)	(130)	(13)	(14)	$(27)					-55%	-64%
ARS impairment charge	25	—	25	224	247	58	305	—	—	—					—	-100%
Gain on debt buyback and termination of interest rate swap agreements	—	—	—	—	—	(57)	(57)	—	(11)	(11)					—	—
Foreign exchange transaction losses/(gains)	19	(2)	17	(51)	(34)	(42)	(76)	(13)	17	4					*	-76%
Gain on sale of product lines, businesses and assets	(9)	—	(9)	—	(9)	(159)	(168)	(44)	(23)	(67)					—	*
Net royalty income and amortization of upfront and milestone payments received from alliance partners	(41)	(41)	(82)	(42)	(124)	(17)	(141)	(35)	(34)	(69)					-17%	-16%
Retirement plan curtailment charge	—	—	—	—	—	8	8	—	25	25					—	—
Other , net	8	(19)	(11)	(9)	(18)	(1)	(19)	(25)	(24)	(49)					26%	*
	$32	$(13)	$19	$169	$188	$(156)	$32	$(78)	$(22)	$(100)					69%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

Biopharmaceuticals segment results

($ in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987					4%	4%

Gross Profit	2,965	3,135	6,100	3,218	9,318	3,329	12,647	3,191	3,463	6,654					10%	9%
Gross Margin as a % of Sales	70.8%	70.1%	70.4%	71.4%	70.7%	73.3%	71.4%	73.8%	74.2%	74.0%					410	360

Total SGA	1,215	1,317	2,532	1,271	3,803	1,409	5,212	1,129	1,196	2,325					-9%	-8%
SG&A as a % of Sales	29.0%	29.4%	29.2%	28.2%	28.9%	31.0%	29.4%	26.1%	25.6%	25.9%					-380	-330

R&D	746	778	1,524	779	2,303	848	3,151	763	781	1,544					—	1%
R&D as a % of Sales	17.8%	17.4%	17.6%	17.3%	17.5%	18.7%	17.8%	17.7%	16.7%	17.2%					-70	-40

Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)	(149)	(295)					-1%	-6%

Other	(3)	(14)	(17)	(71)	(88)	(53)	(141)	(51)	(40)	(91)					186%	*

Noncontrolling Interest	339	356	695	381	1,076	385	1,461	398	433	831					22%	20%

Earnings from Continuing Operations Before Income Taxes	$832	$848	$1,680	$1,022	$2,702	$879	$3,581	$1,098	$1,242	$2,340					46%	39%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX
Net sales	5,384	$5,203	181	(256)	5,640	3%	-5%	8%
Marketing, selling and administrative (a)	1,077	1,165	(88)	61	1,138	-8%	6%	-2%
Marketing, selling and administrative excluding specified items (b)	1,045	1,143	(98)	60	1,105	-9%	6%	-3%
Advertising and product promotion	400	420	(20)	19	419	-5%	5%	—
Advertising and product promotion excluding specified items (b)	400	420	(20)	19	419	-5%	5%	—
Research and development	829	826	3	25	854	—	3%	3%
Research and development excluding specified items (b)	800	795	5	25	825	1%	3%	4%
__________
(a) General and administrative	413	439	(26)	18	431	-6%	4%	-2%
General and administrative excluding specified items (c)	381	417	(36)	17	398	-9%	4%	-5%
(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.
(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	413	439
Specified Items:
Process standardization implementation costs	24	21
Mead Johnson separation costs	8	1

General and administrative excluding specified items	381	417

YEAR-TO-DATE
	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX
Net sales	10,399	$10,094	305	(554)	10,953	3%	-5%	8%
Marketing, selling and administrative (a)	2,141	2,299	(158)	131	2,272	-7%	6%	-1%
Marketing, selling and administrative excluding specified items (b)	2,072	2,262	(190)	130	2,202	-8%	5%	-3%
Advertising and product promotion	724	739	(15)	35	759	-2%	5%	3%
Advertising and product promotion excluding specified items (b)	724	739	(15)	35	759	-2%	5%	3%
Research and development	1,752	1,608	144	54	1,806	9%	3%	12%
Research and development excluding specified items (b)	1,578	1,557	21	54	1,632	1%	4%	5%
__________
(a) General and administrative	829	879	(50)	37	866	-6%	5%	-1%
General and administrative excluding specified items (c)	760	842	(82)	36	796	-10%	5%	-5%
(b) Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.
(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	829	879
Specified Items:
Process standardization implementation costs	44	36
Mead Johnson separation costs	25	1

General and administrative excluding specified items	760	842

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX*	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX
Plavix	1,539	$1,387	152	(21)	1,560	11%	-1%	12%
Avapro/Avalide	313	335	(22)	(20)	333	-7%	-6%	-1%
Abilify	643	529	114	(23)	666	22%	-4%	26%
Reyataz	331	324	7	(25)	356	2%	-8%	10%
Sustiva Franchise	312	282	30	(21)	333	11%	-7%	18%
Baraclude	179	136	43	(12)	191	32%	-9%	41%
Orencia	148	106	42	(5)	153	40%	-5%	45%
Erbitux	173	196	(23)	—	173	-12%	—	-12%
Sprycel	107	76	31	(12)	119	41%	-16%	57%
Ixempra	29	26	3	—	29	12%	-1%	13%

YEAR-TO-DATE
	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX*	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX
Plavix	2,974	$2,695	279	(45)	3,019	10%	-2%	12%
Avapro/Avalide	615	640	(25)	(41)	656	-4%	-6%	2%
Abilify	1,232	983	249	(44)	1,276	25%	-4%	29%
Reyataz	653	621	32	(48)	701	5%	-8%	13%
Sustiva Franchise	604	555	49	(40)	644	9%	-7%	16%
Baraclude	331	244	87	(23)	354	36%	-9%	45%
Orencia	272	193	79	(10)	282	41%	-5%	46%
Erbitux	337	383	(46)	—	337	-12%	—	-12%
Sprycel	195	142	53	(22)	217	37%	-15%	52%
Ixempra	53	51	2	—	53	4%	—	4%

*	Represents 2009 sales at 2008 currency exchange rates.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit
Bio Pharmaceuticals	2,965	3,135	6,100	3,218	9,318	3,329	12,647	3,191	3,463	6,654					10%	9%

Mead Johnson	452	456	908	455	1,363	440	1,803	445	484	929					6%	2%

	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin %
Bio Pharmaceuticals	70.8%	70.1%	70.4%	71.4%	70.7%	73.3%	71.4%	73.8%	74.2%	74.0%					410	360

Mead Johnson	64.3%	62.6%	63.5%	61.2%	62.7%	62.2%	62.6%	64.2%	67.3%	65.8%					470	230

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Income Taxes
Bio Pharmaceuticals	832	848	1,680	1,022	2,702	879	3,581	1,098	1,242	2,340					46%	39%

Mead Johnson	208	188	396	159	555	137	692	159	151	310					-20%	-22%

	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Margin %
Bio Pharmaceuticals	19.9%	18.9%	19.4%	22.7%	20.5%	19.4%	20.2%	25.4%	26.6%	26.0%					770	660

Mead Johnson	29.6%	25.8%	27.7%	21.4%	25.5%	19.4%	24.0%	22.9%	21.0%	22.0%					-480	-570

*	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015	$5,384	$10,399					3%	3%	-5%	-5%

BIO PHARMACEUTICALS	4,188	4,475	8,663	4,510	13,173	4,542	17,715	4,322	4,665	8,987					4%	4%	-5%	-5%

Cardiovascular	1,828	1,933	3,761	1,948	5,709	1,942	7,651	1,892	2,050	3,942					6%	5%	-3%	-3%
Plavix	1,308	1,387	2,695	1,439	4,134	1,469	5,603	1,435	1,539	2,974					11%	10%	-1%	-2%
Avapro/Avalide	305	335	640	334	974	316	1,290	302	313	615					-7%	-4%	-6%	-6%

Virology	734	791	1,525	824	2,349	812	3,161	794	848	1,642					7%	8%	-8%	-8%
Reyataz	297	324	621	342	963	329	1,292	322	331	653					2%	5%	-8%	-8%
Sustiva Franchise (a)	273	282	555	294	849	300	1,149	292	312	604					11%	9%	-7%	-7%
Baraclude	108	136	244	144	388	153	541	152	179	331					32%	36%	-9%	-9%

Oncology	436	474	910	447	1,357	462	1,819	407	450	857					-5%	-6%	-3%	-3%
Erbitux	187	196	383	184	567	182	749	164	173	337					-12%	-12%	—	—
Sprycel	66	76	142	82	224	86	310	88	107	195					41%	37%	-16%	-15%
Ixempra	25	26	51	25	76	25	101	24	29	53					12%	4%	-1%	—

Neuroscience	498	575	1,073	607	1,680	641	2,321	621	660	1,281					15%	19%	-5%	-5%
Abilify (b)	454	529	983	564	1,547	606	2,153	589	643	1,232					22%	25%	-4%	-4%

Immunoscience	87	106	193	119	312	129	441	124	148	272					40%	41%	-5%	-5%
Orencia	87	106	193	119	312	129	441	124	148	272					40%	41%	-5%	-5%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,747	$2,898	$5,645	$2,983	$8,628	$3,091	$11,719	3,031	$3,247	$6,278					12%	11%

BIO PHARMACEUTICALS	2,459	2,625	5,084	2,708	7,792	2,819	10,611	2,784	2,977	5,761					13%	13%

Cardiovascular	1,366	1,437	2,803	1,474	4,277	1,521	5,798	1,515	1,652	3,167					15%	13%
Plavix	1,139	1,207	2,346	1,263	3,609	1,311	4,920	1,296	1,393	2,689					15%	15%	3%	3%
Avapro/Avalide	174	184	358	189	547	188	735	173	179	352					-3%	-2%	-10%	-9%

Virology	378	376	754	405	1,159	407	1,566	406	404	810					7%	7%
Reyataz	160	159	319	176	495	172	667	176	169	345					6%	8%	7%	7%
Sustiva Franchise (a)	175	171	346	185	531	193	724	190	194	384					13%	11%	9%	9%
Baraclude	29	35	64	36	100	40	140	36	39	75					11%	17%	12%	15%

Oncology	237	254	491	234	725	246	971	218	233	451					-8%	-8%
Erbitux	185	193	378	182	560	179	739	162	171	333					-11%	-12%	N/A	N/A
Sprycel	20	21	41	21	62	30	92	30	33	63					57%	54%	18%	19%
Ixempra	25	26	51	24	75	23	98	22	26	48					—	-6%	N/A	N/A

Neuroscience	359	413	772	449	1,221	502	1,723	491	513	1,004					24%	30%
Abilify (b)	348	403	751	435	1,186	490	1,676	481	518	999					29%	33%	29%	30%

Immunoscience	73	87	160	97	257	106	363	99	116	215					33%	34%
Orencia	73	87	160	97	257	106	363	99	116	215					33%	34%	N/A	N/A

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
***	In the first quarter of 2009, the Company changed its service provider for U.S prescription data to Wolters Klumer Health, Inc. (WK) for external reporting purposes and internal demand for most products. Prior to 2009, the Company used prescription data based on the Next-Generation Prescription Service Version 2.0 (NGPS) of the National Prescription Audit provided by IMS Health (IMS). The estimated total U.S. prescription change for the retail and mail order channels are calculated based on WK data on a weighted-average basis. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying WK mail order prescription data by a factor that approximates three and adding to this the WK retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,144	$2,305	$4,449	$2,271	$6,720	$2,158	$8,878	$1,984	$2,137	$4,121					-7%	-7%	-12%	-12%

BIO PHARMACEUTICALS	1,729	1,850	3,579	1,802	5,381	1,723	7,104	1,538	1,688	3,226					-9%	-10%	-13%	-13%

Cardiovascular	462	496	958	474	1,432	421	1,853	377	398	775					-20%	-19%	-12%	-13%
Plavix	169	180	349	176	525	158	683	139	146	285					-19%	-18%	-11%	-13%
Avapro/Avalide	131	151	282	145	427	128	555	129	134	263					-11%	-7%	-13%	-15%

Virology	356	415	771	419	1,190	405	1,595	388	444	832					7%	8%	-15%	-15%
Reyataz	137	165	302	166	468	157	625	146	162	308					-2%	2%	-16%	-16%
Sustiva Franchise (a)	98	111	209	109	318	107	425	102	118	220					6%	5%	-18%	-19%
Baraclude	79	101	180	108	288	113	401	116	140	256					39%	42%	-12%	-12%

Oncology	199	220	419	213	632	216	848	189	217	406					-1%	-3%	-7%	-6%
Erbitux	2	3	5	2	7	3	10	2	2	4					-33%	-20%	-5%	-6%
Sprycel	46	55	101	61	162	56	218	58	74	132					35%	31%	-22%	-22%
Ixempra	—	—	—	1	1	2	3	2	3	5					—	—	—	—

Neuroscience	139	162	301	158	459	139	598	130	147	277					-9%	-8%	-17%	-17%
Abilify (b)	106	126	232	129	361	116	477	108	125	233					-1%	—	-19%	-19%

Immunoscience	14	19	33	22	55	23	78	25	32	57					68%	73%	-27%	-29%
Orencia	14	19	33	22	55	23	78	25	32	57					68%	73%	-27%	-29%

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2009

(Unaudited, amounts in millions except per share data)

	Q2 2009
	GAAP	Specified Items*	Non GAAP
Net Sales	$5,384	—	$5,384
Cost of products sold	1,461	(24)	1,437

Gross Profit	3,923	24	3,947

Gross margin as a % of sales	72.9%	0.4%	73.3%

Marketing, selling and administrative	1,077	(32)	1,045
Advertising and product promotion	400	—	400

Total SGA	1,477	(32)	1,445

SG&A as a % of sales	27.4%	(0.6)%	26.8%

Research and development	829	(29)	800

R&D as a % of sales	15.4%	(0.5)%	14.9%

Provision for restructuring, net	20	(20)	—
Litigation expense, net	28	(28)	—
Equity in net income of affiliates	(150)	—	(150)
Other income, net	(22)	9	(13)

Earnings from Continuing Operations Before Income Taxes	$1,741	124	$1,865

Provision for income taxes	443	(2)	441

Net Earnings - Continuing Operations	$1,298	126	$1,424

Net Earnings - Discontinued Operations	—		—
Net Earnings Attributable to Noncontrolling Interest	315		315

Net Earnings Attributable to Bristol-Myers Squibb Company	$983	126	$1,109

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$983	126	$1,109
Contingently convertible debt interest expense and dividends attributable to unvested shares	(6)		(6)

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$977	126	$1,103

Average Common Shares Outstanding - Diluted	1,983		1,983
Diluted Earnings per Common Share - Continuing Operations	$0.49	0.07	$0.56

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	18.3%	2.3%	20.6%
Net Earnings Attributable to Bristol-Myers Squibb Company as a % of sales	18.3%	2.3%	20.6%

Effective Tax Rate	25.4%	(1.8)%	23.6%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(Unaudited, amounts in millions except per share data)

	JUNE YTD 2009
	GAAP	Specified Items*	Non GAAP
Net Sales	$10,399	—	$10,399
Cost of products sold	2,874	(58)	2,816

Gross Profit	7,525	58	7,583

Gross margin as a % of sales	72.4%	0.5%	72.9%

Marketing, selling and administrative	2,141	(69)	2,072
Advertising and product promotion	724	—	724

Total SGA	2,865	(69)	2,796

SG&A as a % of sales	27.6%	(0.7)%	26.9%

Research and development	1,752	(174)	1,578

R&D as a % of sales	16.8%	(1.6)%	15.2%

Provision for restructuring, net	47	(47)	—
Litigation expense, net	132	(132)	—
Equity in net income of affiliates	(296)	—	(296)
Other income, net	(100)	68	(32)

Earnings from Continuing Operations Before Income Taxes	$3,125	412	$3,537

Provision for income taxes	906	(34)	872

Net Earnings - Continuing Operations	$2,219	446	$2,665

Net Earnings - Discontinued Operations	—		—
Net Earnings Attributable to Noncontrolling Interest	598		598

Net Earnings Attributable to Bristol-Myers Squibb Company	$1,621	446	$2,067

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$1,621	446	$2,067
Contingently convertible debt interest expense and dividends attributable to unvested shares	(9)		(9)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to Bristol-Myers Squibb Company	$1,612	446	$2,058

Average Common Shares Outstanding - Diluted	1,982		1,982
Diluted Earnings per Common Share - Continuing Operations	$0.81	0.23	$1.04

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	15.6%	4.3%	19.9%
Net Earnings Attributable to Bristol-Myers Squibb Company as a % of sales	15.6%	4.3%	19.9%

Effective Tax Rate	29.0%	(4.3)%	24.7%

*	Please refer to the Specified Items YTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2009 AND 2008

($ in millions)

Three months ended June 30, 2009	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$18	$—	$—	$18
Accelerated depreciation and other shutdown costs	24	—	—	2	—	—	26
Retirement plan curtailment charge					—	25	25
Process standardization implementation costs	—	24	—	—	—	—	24
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(11)	(11)

Total PTI	24	24	—	20	—	14	82

Other:
Litigation charges	—	—	—	—	28	—	28
Mead Johnson separation costs	—	8	—	—	—	—	8
Mead Johnson gain on sale of trademark	—	—	—	—	—	(12)	(12)
Upfront and milestone payments	—	—	29	—	—	—	29
Debt buyback and swap terminations	—	—	—	—	—	(11)	(11)

Total	$24	$32	$29	$20	$28	$(9)	124

Income taxes on items above							(41)
Income taxes attributable to Mead Johnson separation							43

Decrease to Net Earnings							$126

Three months ended June 30, 2008	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$30	$—	$—	$30
Accelerated depreciation and other shutdown costs	58	—	—	—	—	—	58
Process standardization implementation costs	—	21	—	—	—	—	21

Total PTI	58	21	—	30	—	—	109

Other:
Litigation charges	—	—	—	—	2	—	2
Mead Johnson separation costs	—	1	—	—	—	—	1
Upfront and milestone payments	—	—	31	—	—	—	31
Acquired in-process research and development	—	—	32	—	—	—	32
ARS gain on sale	—	—	—	—	—	(2)	(2)

Total	$58	$22	$63	$30	$2	$(2)	173

Income taxes on items above							(34)

Decrease to Net Earnings							$139

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008

($ in millions)

Six months ended June 30, 2009	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$41	$—	$—	$41
Accelerated depreciation, asset impairment, and other shutdown costs	50	—	—	6	—	—	56
Retirement plan curtailment charge	—	—	—	—	—	25	25
Process standardization implementation costs	—	44	—	—	—	—	44
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(55)	(55)

Total PTI	50	44	—	47	—	(30)	111

Other:
Litigation charges	—	—	—	—	132	(10)	122
Mead Johnson separation costs	—	25	—	—	—	—	25
Mead Johnson gain on sale of trademark	—	—	—	—	—	(12)	(12)
Upfront and milestone payments	—	—	174	—	—	—	174
Debt buyback and swap terminations	—	—	—	—	—	(11)	(11)
Product liability	8	—	—	—	—	(5)	3

Total	$58	$69	$174	$47	$132	$(68)	412

Income taxes on items above							(139)
Income taxes attributable to Mead Johnson separation							173

Decrease to Net Earnings							$446

Six months ended June 30, 2008	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$41	$—	$—	$41
Accelerated depreciation and other shutdown costs	154	—	—	—	—	—	154
Process standardization implementation costs	—	36	—	—	—	—	36
Gain on sale and leaseback of properties	—	—	—	—	—	(9)	(9)

Total PTI	154	36	—	41	—	(9)	222

Other:
Litigation charges	—	—	—	—	2	—	2
Mead Johnson separation costs	—	1	—	—	—	—	1
Upfront and milestone payments	—	—	51	—	—	—	51
Acquired in-process research and development	—	—	32	—	—	—	32
Product liability	—	—	—	—	—	16	16
ARS impairment charge and gain on sale	—	—	—	—	—	23	23

	$154	$37	$83	$41	$2	$30	347

Income taxes on items above							(67)

Decrease to Net Earnings							$280

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Cash and cash equivalents	$2,443	$4,047	$7,173	$7,976	$7,832	$7,507
Marketable securities - current	194	355	258	289	1,088	613
Marketable securities - long term	455	386	297	188	184	983
Short-term borrowings	1,781	1,799	135	154	156	124
Long-term debt	4,660	6,021	6,120	6,585	6,492	6,235

Net (debt) / cash	$(3,349)	$(3,032)	$1,473	$1,714	$2,456	$2,744	$—	$—

Receivables, net of allowances	$4,082	$3,838	$3,555	$3,644	$3,600	$3,619

Total equity	10,567	10,766	12,934	12,208	13,129	13,936

Capital expenditures and capitalized software (for the quarter ended)	250	210	196	285	201	164

BRISTOL-MYERS SQUIBB COMPANY

2009 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2009
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.58 to $1.68
Projected Specified Items:
Productivity Transformation Initiative	0.15
Upfront and milestone payments	0.11
Mead Johnson charges	0.01
Gain on Sale of Assets	(0.01)
Litigation Charges	0.04
Change in Estimate for Taxes	0.10

Total	0.40

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.95 to $2.05

Revenue growth is projected in the low single digit range, which based on historical trends in 2008 and the six months ended June 30, 2009 would be in the high single digit range, excluding foreign exchange.

Gross margin on a GAAP basis for the six months ended June 30, 2009 was 72.4%, which included specified items of $58 million and had a 0.5% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the six months ended June 30, 2009 gross margin was 72.9%. On a non-GAAP basis, based on historical trends in 2008 and the six months ended June 30, 2009 the Company projects gross margin for the full year 2009 to improve approximately 200 basis points compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Research and development expenses on a GAAP basis for the six months ended June 30, 2009 were $1,752 million, which included specified items of $174 million. On a non-GAAP basis, for the six months ended June 30, 2009 research and development expenses were $1,578 million. On a non-GAAP basis, based on historical trends in 2008 and the six months ended June 30, 2009, the Company projects research and development expenses for the full year 2009 to increase in the mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the six months ended June 30, 2009 were $2,141 million, which included specified items of $69 million. On a non-GAAP basis, for the six months ended June 30, 2009 marketing, selling and administrative expenses were $2,072 million. On a non-GAAP basis, based on historical trends in 2008 and the six months ended June 30, 2009 the Company projects marketing, selling and administrative expenses, for the full year 2009 to be down in low to mid single digit range compared to 2008, excluding foreign exchange. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The effective tax rate on a GAAP basis for the six months ended June 30, 2009 was 29.0%, which included specified items of $34 million in the tax provision, and had a 4.3% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the six months ended June 30, 2009 effective tax rate was 24.7%. On a non-GAAP basis, based on historical trends in 2008 and the six months ended June 30, 2009 the Company projects effective tax rate for the full year 2009 to be approximately 25%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The GAAP results for the full year 2009 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative, announced in December 2007 is expected to generate approximately $2.5 billion in cost reductions and avoidance on a pre-tax basis by 2012. Costs associated with the Productivity Transformation Initiatives are estimated to be between $1.3 billion and $1.6 billion on a pre-tax basis. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2009 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2009, July 23, 2009, including “2009 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business, excluding the impact of any U.S. healthcare reforms, costs associated with productivity transformation initiatives and other specified items that have not yet been identified and quantified. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.